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                                                                    EXHIBIT 99.2

                  CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT


                                   I. PARTIES

         This Civil and Administrative Settlement Agreement (Agreement) is entered into between the following (hereinafter "the Parties") through their authorized representatives: the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General (OIG-HHS) of the Department of Health and Human Services (HHS); the TRICARE Management Activity (TMA)(formerly the Office of Civilian Health and Medical Program of the Uniformed Services (OCHAMPUS), through its General Counsel; the Office of Personnel Management (OPM), which administers the Federal Employees Health Benefits Program (FEHBP), through the United States Attorney's Office for the District of Columbia; (collectively the "United States"); and HCA
- The Healthcare Company, formerly known as Columbia/HCA Healthcare Corporation, on behalf of its predecessors and current and former affiliates, divisions and subsidiaries (collectively "HCA").

                                  II. PREAMBLE

         As a preamble to this Agreement, the Parties agree to the following:


         A. HCA is a Delaware corporation that through its predecessors and/or its subsidiaries and affiliates operates or has operated over 400 hospitals, over 500 home health agencies,


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and numerous ancillary health care facilities in at least thirty states.


         B. Dennis J. Wyman, M.D., Robert K. Rothfeder, M.D., Health Outcomes Technologies, Donald S. McLendon, Tonya M. Atchison, Randal T. Boston, Sharon Christian, Martha Long, Kristen Kuhn, Pamela Cianci, Mary R. Hampton, Sara Ortega, John W. Schilling, Madelyn Rappaport, J. Watson Maxwell, Francis M. Patton, and Francesco Lanni (the "relators") filed qui tam actions in various United States District Courts that are now pending before the District Court for the District of Columbia captioned as follows:

                  (1) U.S. ex rel. Wyman and Rothfeder v. HealthTrust, Columbia/HCA, et al., No. 99 - 3310 (D.D.C.)(formerly D.Utah);

                  (2) U.S. ex rel. Health Outcomes Technologies v. Columbia Medical Center-East, et al., No. 99 - 3297 (D.D.C.)(formerly E.D.Pa.);

                  (3) U.S. ex rel. McLendon v. Columbia Healthcare Corp., et al., No. 99-3295 (D.D.C.)(formerly N.D.Ga.);

                  (4) U.S. ex rel. Cianci v. Columbia/HCA Healthcare Corp., et al., No. 99-2761-CIV-T-23E (formerly M.D. Fla.);

                  (5) U.S. ex rel. Atchison v. Columbia/HCA Healthcare, Inc., No. 99-2399 (D.D.C.)(formerly M.D. Tenn.);


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                  (6)      U.S. ex rel. Atchison v. Columbia/HCA Healthcare,
Inc., No. 99-3307 (D.D.C.)(formerly W.D.Tex.);

                  (7) U.S. ex rel. Boston v. Columbia/HCA Healthcare Corp., No. 99-3301 (D.D.C.)(formerly N.D. Tex.);

                  (8) U.S. ex rel. Christian, Long and Kuhn v. Columbia/HCA Healthcare Corp., et al., No. 99-3303 (D.D.C.)(formerly S.D. Tex.);

                  (9) U.S. ex rel. Hampton v. Columbia/HCA Healthcare Corp., et al., No. 99-3294 (D.D.C.)(formerly M.D.Ga.);

                  (10) U.S. ex rel. Ortega v. Columbia/HCA Healthcare Corp., et al., No. 99-3305 (D.D.C.)(formerly W.D.Tex.);

                  (11) U.S. ex rel. Schilling v. Columbia/HCA Healthcare Corp., et al., Civ. No. 96-1264-CIV-T-23B (formerly M.D.Fla.);

                  (12) U.S. ex rel. Rappaport v. Hospital Corporation of America et al., Civ. No. 99-3228 (formerly N.D. Ala.);

                  (13) U.S. ex rel. Lanni v. Curative Health Services, Inc. et al., No. 00-2584 (D.D.C.)(formerly S.D.N.Y.).

         C. HCA submitted or caused to be submitted claims for payment to the Medicare Program (Medicare), Title XVIII of the Social Security Act, 42 U.S.C. ss.ss.1395-1395ggg, the Medicaid Program, 42 U.S.C. ss.ss.1396-1396v; the TRICARE Program


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(hereinafter referred to as TRICARE), 10 U.S.C. ss.1071 -
1107,and the FEHBP, 5 U.S.C.ss.ss.8901 et seq. (collectively "the government health care programs").

         D. The United States contends that it has certain civil claims under the False Claims Act, 31 U.S.C. ss.3729-33, and other federal statutes and/or common law doctrines, as specified in Paragraph 2 below, against HCA, for engaging in the following conduct (hereinafter referred to as the "Covered Conduct").

                  (1)      OUTPATIENT LABORATORY BILLING

         From January 1, 1989 through December 31, 1997, HCA hospitals identified in Attachment 1 to this Agreement billed the government health care programs for outpatient laboratory tests designated by the CPT Codes in the 80000-89999 range, and by CPT Codes G0058, G0059 and G0060, without regard for whether they were medically necessary, had been properly ordered by physicians or were being billed appropriately.

                  (2)      DRG UPCODING

         From January 1, 1990 through December 31, 1997, HCA hospitals identified in Attachment 2 to this Agreement "upcoded" claims to the government health care programs for inpatient hospital admissions by assigning diagnosis codes that were not supported by physician documentation in the patients' medical records for the purpose of improperly increasing reimbursement on inpatient claims submitted for the following Diagnosis Related


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Groups (DRGs): 076, 079, 087, 121, 124, 132, 138, 316, 416, and 475; and the
complication and comorbidity DRGs ("cc" DRGs) identified in Attachment 3 to this Agreement.

                  (3)      HOME HEALTH COMMUNITY EDUCATION

         For cost report years 1994 through 1997, HCA submitted claims to Medicare for reimbursement of costs, including administrative and general costs, that it had allocated to community education activities. In fact, some of these costs were attributable to nonreimbursable advertising and marketing functions performed by home health community educators, including, but not limited to, patient care coordinators, home care coordinators, community liaisons and community liaison nurses. The conduct described in this Paragraph does not include claims, if any, submitted to Medicaid, TRICARE or FEHBP.

                  (4)      HOME HEALTH BILLING ISSUES

         Between January 1, 1995 and December 31, 1998, the HCA-owned home health agencies listed in Attachment 4 to this Agreement submitted claims to Medicare, Medicaid, and TRICARE (a) for visits to patients who did not qualify for home health services because (i) the patients were not homebound, (ii) there was no medical need for such services, or (iii) there was no medical need for skilled services; (b) for visits that were not provided; (c) for visits to deliver services that were in fact or should


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have been provided by an assisted living facility; (d) for visits that lacked proper physician authorization because (i) the home health agency had not received physician orders prior to billing for services, (ii) the home health agency had not properly obtained the physician signature, (iii) the home health agency provided the services after expiration of the written order from the physician; and (e) for visits billed but not documented. The conduct described in this Paragraph does not include claims, if any, submitted to FEHBP.

                         (5) HOME HEALTH MANAGEMENT FEES

         For cost report years 1993 through 1998, HCA improperly included in Medicare cost reports the management fee costs related to the acquisition of the Olsten, ResCare, AbleCare, CareOne and Central (a/k/a Simeone Central) home health agencies in Florida, Georgia and Alabama. The costs referred to in this Paragraph include all kickback, related party, undisclosed rebate and cost report claims relating to these acquisitions, but do not include duplicative services or non-allowable costs included in administrative and general costs not otherwise covered in this release allocated to the acquired agencies. The conduct described in this Paragraph does not include claims, if any, submitted to Medicaid, TRICARE or FEHBP.

              E. The United States also contends that it has certain administrative claims against HCA under the provisions

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for permissive exclusion from the Medicare, Medicaid, and other Federal health care programs, 42 U.S.C. ss.1320a-7(b), the provisions for civil monetary penalties, 42 U.S.C. ss.1320a-7a, permissive exclusion from TRICARE, 32
C.F.R. ss.199.9, and permissive exclusion from FEHBP, 5 U.S.C. ss.8902a and 5 C.F.R. Part 970, for the Covered Conduct.

                  F. The following States ("the States") contend that they have certain civil claims against HCA for the conduct specified in Paragraphs D
(1)(outpatient laboratory), (2)(DRG upcoding) and (4)(home health billing) above: Alaska, Alabama, Arizona, Arkansas, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Mississippi, Missouri, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wyoming. HCA and the States will execute separate settlement agreements regarding these claims in exchange for the payment specified in Paragraph 1(b) below.

                  G. The relators identified in Paragraph B above are among those who claim entitlement under 31 U.S.C. ss.3730(d) to a share of the proceeds of this Agreement, but the relators and the United States have not agreed on the entitlement or amount of that award, if any. This Agreement does not cover the claims of

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any relator to payment of attorney's fees under 31 U.S.C. ss.3730(d).

                  H. This Settlement Agreement does not constitute evidence or an admission by any party of any liability or wrongful conduct.

                  I. HCA has executed letters of credit in favor of the United States in the total amount of one billion dollars ($1,000,000,000) pursuant to a February 1999 Letter of Credit Agreement (LOC Agreement). The LOC Agreement is incorporated herein by reference.

                  J. HCA and OIG-HHS have executed a separate Corporate Integrity Agreement (CIA), which is incorporated herein by reference.

                  K. To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the claims set forth above, the Parties hereby reach a full and final settlement of the claims against HCA pursuant to the Terms and Conditions set forth below.

                            III. TERMS AND CONDITIONS

         NOW, THEREFORE, in reliance upon the representations contained herein, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

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         1.       HCA agrees to pay to the United States and the States
$745,000,000.00, plus interest accruing at a simple rate of 6.5% per annum from May 18, 2000 through and including the Payment Date (the Settlement Amount). The "Payment Date" shall be within five (5) days of approval of this Agreement by the United States District Court for the District of Columbia. HCA agrees to pay the Settlement Amount as follows:

                  (a) HCA agrees to pay $731,367,246.23 plus interest accruing at a simple rate of 6.5% per annum from May 18, 2000 through and including the Payment Date to the United States by electronic funds transfer pursuant to written instructions to be provided by Michael F. Hertz, Director, Commercial Litigation Branch, Civil Division, United States Department of Justice. The $731,367,246.23 represents the total of the following settlement amounts: $90,016,350 (outpatient laboratories); $395,567,650 (DRG upcoding); $50,000,000 (home health community education); $90,000,000 (home health management fees); $105,783,246.23 (home health billing).

                  (b) HCA also agrees to pay the States $13,632,753.77, plus interest accruing at a simple rate of 6.5% per annum from May 18, 2000 through and including the Payment Date in a separate escrow, as designated by the States, for distribution to the individual States upon completion of the separate State settlement agreements.

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         2.       Subject to the exceptions in Paragraph 10 below, in
consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the Settlement Amount, the United States (on behalf of itself, its officers, agents, agencies, and departments) agrees to release HCA together with its current and former parent corporations, each of its direct and indirect subsidiaries, brother or sister corporations, divisions, current or former owners and affiliates, and the successors and assigns of any of them from any civil or administrative monetary claim the United States has or may have under the False Claims Act, 31 U.S.C. ss.ss.3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss.1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss.3801-3812; or the common law theories of payment by mistake, unjust enrichment, breach of contract, and fraud, for the Covered Conduct.

         3. On the Payment Date, conditioned upon receipt of the Settlement Amount, the LOC Agreement is hereby amended as follows:

                  (a) The unconditional guarantee by the Company (as defined in the LOC Agreement) of the Obligations (as defined in the LOC Agreement) in the form of the Letters of Credit (as defined in the LOC Agreement), and the aggregate amount which may be drawn under the Letters of Credit by the United States, shall be two hundred fifty million dollars ($250,000,000) rather than one billion dollars ($1,000,000,000).

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                  (b)      Upon receipt by the United States of any payment made
in satisfaction of any of the Obligations following the Payment Date, whether pursuant to an Actionable Order or Settlement Agreement (as such terms are defined in the LOC Agreement) and including any payment made through a drawing under any Letter of Credit, the unconditional guarantee by the Company of the Obligations in the form of the Letters of Credit, and the aggregate amount which may be drawn under the Letters of Credit by the United States, shall immediately be reduced dollar-for-dollar by the amount of such payment. Reductions pursuant to this clause (b) shall be cumulative and in addition to the reduction described in clause (a) above. For purposes of this clause (b), a payment shall be deemed made in satisfaction of an obligation only if acknowledged in writing as such by the United States or if made through a drawing under a Letter of Credit.

                  (c) In connection with any reduction of the Company's guarantee of the Obligations described in clause (a) or (b) above, the Company may elect to replace the then outstanding Letter(s) of Credit with one or more new Letter(s) of Credit in an amount at least equal to the reduced amount of the Company's guarantee set forth in clause (a) or (b) (as applicable), so long as the new Letter(s) of Credit are issued by a Letter of Credit issuer acceptable under Paragraph 2 of the LOC Agreement. The replaced Letter(s) of Credit shall be returned for cancellation

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to the Company in exchange for the replacement Letter(s) of Credit.

         HCA and the United States acknowledge that the foregoing agreement to replace the Company's unconditional guaranty of the Obligations in the form of the Letters of Credit on the Payment Date with two hundred fifty million dollars ($250,000,000) rather than one billion dollars ($1,000,000,000) is not based on the amount or expected amount of HCA's remaining liability for conduct not addressed by this Agreement.

         4. This Agreement is expressly conditioned upon resolution, through execution of plea agreement(s) or otherwise, of the Company's corporate criminal liability, with the Department of Justice (the Criminal Condition) as set forth in the Plea Agreement executed on December 14, 2000. As used in this Paragraph, the term "resolution" includes, where appropriate, acceptance by the appropriate court(s) of any plea agreement(s) and imposition of any sentence(s) necessary to effectuate the Criminal Condition.

         5. After the execution of this Agreement, the United States and HCA will move the United States District Court for the District of Columbia for
(1) dismissal with prejudice of the claims against HCA in the Civil Actions identified in Paragraph B (1) - (4) above; and (2) dismissal with prejudice of those claims against HCA in the Civil Actions identified in Paragraph B (5) -
(13) above that are co-extensive with the Covered Conduct.

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The motions to dismiss will be conditioned upon receipt by the United States of the Settlement Amount. The claims that the United States and HCA agree are co-extensive with the Covered Conduct are identified in Attachment 5 to this Agreement, incorporated by reference herein. The parties agree that they reserve the right to seek to dismiss any claim of any relator other than those identified on the grounds they are coextensive with the Covered Conduct or are otherwise barred. The United States also agrees to use reasonable good faith efforts to cause the dismissal or release of any claims filed by relators (with prejudice to relators but without prejudice to the United States) in the Civil Actions identified in Paragraph B (5) - (13) above that: 1) relate to home health community education claims (as described in Paragraph D (3) above) submitted to Medicaid, TRICARE or FEHBP; 2) relate to home health billing claims (as described in Paragraph D (4) above) submitted to FEHBP; and 3) relate to home health management fees claims (as described in Paragraph D (5) above) submitted to Medicaid, TRICARE or FEHBP.

         6. Should this Agreement be challenged by any relator as not fair, adequate or reasonable pursuant to 31 U.S.C. ss.3730(c)(2)(B), the United States and HCA agree that they will take all reasonable and necessary steps to defend this Agreement.

         7. In consideration of the obligations of HCA set forth in this Agreement and the CIA, conditioned upon HCA's payment in full of the Settlement Amount, the OIG-HHS agrees to

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release and refrain from instituting, directing or maintaining any administrative action seeking exclusion from the Medicare, Medicaid, or other Federal health care programs (as defined in 42 U.S.C. ss.1320a-7b(f)) against HCA under 42 U.S.C. ss.1320a-7a (Civil Monetary Penalties Law), or 42 U.S.C. ss.1320a-7(b)(7) (permissive exclusion for fraud, kickbacks, and other prohibited activities), for the Covered Conduct, except as reserved in Paragraph 10, below, and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude HCA together with its current and former parent corporations, each of its direct and indirect subsidiaries, brother or sister corporations, divisions, current or former owners, affiliates, and the successors and assigns of any of them from the Medicare, Medicaid, or other Federal health care program under 42
U.S.C. ss.1320a-7(a)(mandatory exclusion) based upon the Covered Conduct.

         8. In consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the Settlement Amount, TMA agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from the TRICARE/CHAMPUS Program against HCA under 32 C.F.R. ss.199.9 for the Covered Conduct, except as reserved in Paragraph 10, below, and as reserved in this Paragraph. TMA expressly reserves authority to exclude HCA together with its current and former parent corporations, each of


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its direct and indirect subsidiaries, brother or sister corporations, divisions, current or former owners, affiliates, and the successors and assigns of any of them, from the TRICARE/CHAMPUS program under 32 C.F.R. ss.ss.199.9
(f)(1)(i)(A), (f)(1)(i)(B), and (f)(1)(iii), based upon the Covered Conduct.

         9. In consideration of the obligations of HCA set forth in this Agreement, conditioned upon HCA's payment in full of the Settlement Amount, OPM agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from the FEHBP program against HCA under 5 U.S.C. ss.8902a or 5 C.F.R. Part 970 for the Covered Conduct, except as reserved in Paragraph 10, below and except if excluded by the OIG-HHS pursuant to 42 U.S.C. ss.1320a-7(a).

         10. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person (including HCA and Relators) are any and all of the following claims of the United States:

                  a. Any civil, criminal or administrative liability to the United States arising under Title 26, U.S. Code (Internal Revenue Code);

                  b.       Any criminal liability;

                  c. Except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs;


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                  d.       Any liability to the United States (or its agencies)
for any conduct other than the Covered Conduct;

                  e. Any claims of the United States based upon such obligations as are created by this Agreement;

                  f. Any claims by FEHBP for the Covered Conduct identified in Paragraph D(3) (home health community education), (4) (home health billing), and (5) (home health management fees) above.

                  g. Any claims by TRICARE/CHAMPUS for the Covered Conduct identified in Paragraph D(3) (home health community education) and (5) (home health management fees) above.

                  h. Any claims by the United States or the States relating to the Medicaid Program for the Covered Conduct identified in Paragraph D(3) (home health community education) and (5) (home health management fees) above.

                  i. Any express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services, provided by HCA;

                  j. Any claims for personal injury or property damage or for other similar consequential damages arising from the Covered Conduct;

                  k. Any claims of the United States based on a failure to deliver items or services due (with the exception of home health services that the United States alleges were not provided, as described in Paragraph D(4));

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                  l.       Any civil or administrative claims of the United
States against individuals (including current or former directors, officers, employees, agents, or shareholders of HCA).

         11. HCA has entered into a Corporate Integrity Agreement (CIA) with HHS, attached as Attachment 6, which is incorporated into this Agreement by reference. HCA will implement its obligations under the CIA immediately upon the execution of this Agreement.

         12. HCA waives and will not assert any defenses HCA may have to any criminal prosecution or administrative action relating to the Covered Conduct, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Settlement bars a remedy sought in such criminal prosecution or administrative action. HCA agrees that this settlement is not punitive in purpose or effect. Nothing in this Paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue Laws, Title 26 of the United States Code.

         13. HCA fully and finally releases the United States, its agencies, employees, servants, and agents from any claims (including attorney's fees, costs, and expenses of every kind and however denominated) which HCA has asserted, could have asserted,

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or may assert in the future against the United States, its agencies, employees, servants, and agents, related to the Covered Conduct and the United States' investigation and prosecution thereof.

         14. The Settlement Amount will not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary or by FEHBP or TRICARE or any State payer, related to the Covered Conduct; and HCA agrees not to resubmit to any Medicare carrier or intermediary or to FEHBP or TRICARE or any State payer any previously denied claims related to the Covered Conduct, and agrees not to appeal any such denials of claims.

         15.      HCA agrees to the following:

                  (a) Unallowable Costs Defined: HCA agrees that all costs (as defined in the Federal Acquisition Regulations (FAR) 48 C.F.R. ss.31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss.1395-1395ggg and 1396-1396v, and the regulations promulgated thereunder) incurred by or on behalf of HCA, its present or former officers, directors, employees, shareholders, and agents in connection with:

                  (1) the matters covered by this Agreement and any related plea agreement,

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                  (2)      the Government's audit(s) and civil and any criminal
investigation(s) of the matters covered by this Agreement,

                  (3) HCA's investigation, defense, and corrective actions undertaken in response to the Government's audit(s) and civil and any criminal investigation(s) in connection with the matters covered by this Agreement (including attorney's fees and the obligations undertaken pursuant to the CIA incorporated in this Agreement),

                  (4) the negotiation and performance of this Agreement and any Plea Agreement, and

                  (5) the payment HCA makes to the United States pursuant to this Agreement and any payments that HCA may make to relators, are unallowable costs on Government contracts and under the Medicare Program, Medicaid Program, TRICARE Program, and Federal Employees Health Benefits Program (FEHBP).

(All costs described or set forth in this Paragraph 15(a) are hereafter, "unallowable costs").

                  (b) Future Treatment of Unallowable Costs: These unallowable costs will be separately estimated and accounted for by HCA, and HCA will not charge such unallowable costs directly or indirectly to any contracts with the United States or any State Medicaid Program, or seek payment for such unallowable

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costs through any cost report, cost statement, information statement, or payment request submitted by HCA or any of its subsidiaries to the Medicare, Medicaid, TRICARE, or FEHBP Programs.

                  (c) Treatment of Unallowable Costs Previously Sought: HCA further agrees that within 60 days of the effective date of this Agreement it will identify to applicable Medicare and TRICARE fiscal intermediaries, carriers, and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined in this Paragraph) included in payments previously sought from the United States, or any State Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by HCA or any of its subsidiaries, and will request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. HCA agrees that the United States will be entitled to recoup from HCA any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements, or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The


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United States reserves its rights to disagree with any calculations submitted by
HCA or any of its subsidiaries on the effect of inclusion of unallowable costs (as defined in this Paragraph) on HCA or any of its subsidiaries' cost reports, cost statements, or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States to examine or reexamine the unallowable costs described in this Paragraph.

         16. HCA agrees to cooperate fully and completely with the United States in any criminal, civil and/or administrative investigations and proceedings of any present and former officers, directors, employees and agents, and of any parties with whom it had or has a business or professional relationship with respect to the Covered Conduct. HCA will itself provide information through testimony and/or oral briefings by competent corporate representatives upon request of the United States. HCA will furnish to the United States, upon reasonable request, complete and un-redacted copies of all non-privileged documents, reports, memoranda of interviews, and records in its possession, custody, or control concerning any investigation of the Covered Conduct which it has undertaken, or which has been performed by others on its behalf, and agrees that it will not assert any claim of privilege with respect to information requested by the United States to establish the authenticity or evidentiary

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BETWEEN U.S. & HCA
foundation for the non-privileged information it has provided. HCA agrees not to impair, and, upon reasonable notice, will encourage, the cooperation of its directors, officers, employees and agents in any investigation of the Covered Conduct. HCA also agrees to use its best efforts to make available, and encourage the cooperation of, former directors, officers and employees for interviews and testimony, consistent with the rights and privileges of such individuals in any investigation of the Covered Conduct. The obligations referred to in this Paragraph shall in no way limit HCA's obligations under any other agreement with the United States or the States, including, but not limited to, the Plea Agreement that HCA is entering with the United States.

         17. This Agreement is intended to be for the benefit of the Parties and the States only, and by this instrument the Parties and the States do not release any claims against any other person or entity, except to the extent specifically provided for in this Agreement.

         18. HCA agrees that it will not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents or sponsors. HCA waives any causes of action against these beneficiaries or their sponsors or responsible parties based upon the claims for payment covered by this Agreement.

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BETWEEN U.S. & HCA

         19. Except as may be expressly provided to the contrary in this Agreement, each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

         20. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute arising between and among the Parties under this Agreement will be the United States District Court for the District of Columbia, except that disputes arising under the Corporate Integrity Agreement shall be resolved exclusively under the dispute resolution provisions in the Corporate Integrity Agreement and disputes arising under the separate agreements with the States shall be governed by the relevant provisions of those agreements.

         21. This Agreement may not be amended except by written consent of the Parties, except that only HCA and OIG-HHS must agree in writing to modification of the Corporate Integrity Agreement.

         22. The undersigned individuals signing this Agreement on behalf of HCA represent and warrant that they are authorized by HCA to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in

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BETWEEN U.S. & HCA
their official capacities and that they are authorized to execute this Agreement.

         23. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same agreement.

         24. This Agreement is binding on HCA's successors, transferees, heirs, and assigns.

         25. This Agreement is effective on the date of signature of the last signatory to the Agreement. Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Settlement Agreement.

CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA

                          THE UNITED STATES OF AMERICA



DATED: December 14, 2000                       BY: /s/ Joyce R. Branda
       -----------------------------               ----------------------------
                                                   JOYCE R. BRANDA
                                                   DEPUTY DIRECTOR
                                                   COMMERCIAL LITIGATION BRANCH
                                                   CIVIL DIVISION
                                                   U.S. DEPARTMENT OF JUSTICE

CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA

DATED:       12/13/00                          BY:      /s/ LEWIS MORRIS
       -----------------------------               ----------------------------
                                                   LEWIS MORRIS
                                                   ASSISTANT INSPECTOR GENERAL
                                                   OFFICE OF COUNSEL TO THE
                                                   INSPECTOR GENERAL
                                                   OFFICE OF INSPECTOR GENERAL
                                                   UNITED STATES DEPARTMENT OF
                                                   HEALTH AND HUMAN SERVICES

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BETWEEN U.S. & HCA

DATED:       12/12/00                          BY:   /s/  ROBERT L. SHEPHERD
       -----------------------------               ----------------------------
                                                   ROBERT L. SHEPHERD
                                                   DEPUTY GENERAL COUNSEL
                                                   TRICARE MANAGEMENT ACTIVITY
                                                   UNITED STATES DEPARTMENT
                                                   OF DEFENSE


CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA

DATED:           12-13-00                      BY: /s/ William E. Flynn III
       -----------------------------               ----------------------------
                                                   WILLIAM E. FLYNN III
                                                   ASSOCIATE DIRECTOR FOR
                                                   RETIREMENT AND INSURANCE
                                                   SERVICE
                                                   UNITED STATES OFFICE OF
                                                      PERSONNEL MANAGEMENT


CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA

DATED:           12-14-01                      BY: /s/ E. Jeremy Hutton
       -----------------------------               ----------------------------
                                                   E. JEREMY HUTTON
                                                   ASSISTANT INSPECTOR GENERAL
                                                   FOR LEGAL AFFAIRS
                                                   UNITED STATES OFFICE OF
                                                   PERSONNEL MANAGEMENT


CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA

                          HCA - The Healthcare Company




DATED:    12/14/00                             BY: /s/ Robert A. Waterman
       -----------------------------               ----------------------------
                                                   ROBERT A. WATERMAN
                                                   GENERAL COUNSEL
                                                   HCA



DATED:     12/14/00                            BY: /s/ Cathryn L. Sowers
       -----------------------------               ----------------------------
                                                   CATHRYN L. SOWERS
                                                   VICE PRESIDENT
                                                   LITIGATION
                                                   HCA


DATED:   12/14/00                              BY: /s/ Roger S. Goldman
       -----------------------------               ----------------------------
                                                   ROGER S. GOLDMAN
                                                   LATHAM & WATKINS
                                                   COUNSEL FOR HCA


DATED:   12/14/00                              BY: /s/ Craig Holden
       -----------------------------               ----------------------------
                                                   S. CRAIG HOLDEN
                                                   OBER, KALER, GRIMES & SHRIVER
                                                   COUNSEL FOR HCA


CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
BETWEEN U.S. & HCA